UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) - July 23, 2003

                      The First of Long Island Corporation
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               (Exact Name of Registrant as Specified in Charter)

New York                              0-12220                11-2672906
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(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                     File Number)           Identification No.)

10 Glen Head Road, Glen Head, New York                       11545
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(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code - (516) 671-4900

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit 99.1 Press Release Dated July 23, 2003 Regarding The Quarterly Period Ended June 30, 2003.

Exhibit 99.2 Quarterly Report To Shareholders For The Quarter Ended June 30,
2003.

ITEM 9. REGULATION FD DISCLOSURE (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION - INFORMATION IS BEING PROVIDED UNDER ITEM 12 AS WELL AS UNDER
        ITEM 9, IN ACCORDANCE WITH SEC RELEASE NO. 33-8216)

      On July 23, 2003, The First of Long Island Corporation issued a press release disclosing material non-public information regarding the Corporation's financial condition as of June 30, 2003 and results of operations for the six and three month periods then ended. The press release is furnished as Exhibit
99.1 to this Form 8-K filing. On the same day, the Corporation also mailed a quarterly report to shareholders disclosing substantially similar non-public information regarding the Corporation's financial condition and results of operations. The quarterly report to shareholders is furnished as Exhibit 99.2 to this Form 8-K filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      The First of Long Island Corporation
                                      (Registrant)

Date: July 23, 2003                   By: /s/ Mark D. Curtis
                                      ----------------------
                                      Mark D. Curtis
                                      Senior Vice President & Treasurer
                                      (principal accounting & financial officer)